JOHNSON MUTUAL FUNDS TRUST

DISCIPLINED SMALL-CAP FUND

SUPPLEMENT DATED AUGUST 2, 2012

to Prospectus dated May 1, 2012

The following supersedes any contrary information contained in any current Prospectus

Johnson Investment Counsel, Inc., the investment adviser to the Johnson Disciplined Small-Cap Fund (the “Adviser”) has recommended that, in light of the Fund’s small asset size and resulting inefficiencies, such as the high operating costs and the Fund’s inability to realize economies of scale, the Fund be liquidated. Accordingly, the Fund’s Board of Trustees has adopted a plan of liquidation and termination for the Fund. Please note that the Fund will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on October 3, 2012. You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another fund in the Johnson Mutual Funds Trust before that date.

After September 14, 2012, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares, except that the Fund will continue to accept purchases pursuant to retirement plans or automatic investment plans, and purchases made through reinvestment of dividends and other distributions, if any, through the close of business (4:00 p.m. Eastern Time) on October 2, 2012. After September 14, 2012, the Fund will no longer be pursuing its investment objective and the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents. Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus through October 2, 2012. Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) October 3, 2012 will automatically be redeemed and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

You should consult with your tax advisor on the consequences of the liquidation to you. Checks will be issued to all shareholders of record as of the close of business on October 3, 2012.

Please contact your Portfolio Manager or the Mutual Funds Department at 1-800-541-0170 if you have any questions.

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Please retain this supplement for future reference.